                                                                    Exhibit 23.1


                  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-78512), pertaining to the Memorex Telex Stock Option Plan and the Memorex Telex Employees' Stock Purchase Plan, of our report dated June 28, 1996 with respect to the consolidated financial statements and schedule of Memorex Telex N.V. included in the annual report on Form 10-K for the year ended March 31, 1996.



Dallas, Texas                                    ERNST & YOUNG LLP
July 15, 1996